UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2021

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane, Irving, Texas	75038
(Address of Principal Executive Offices)	(Zip Code)

(214) 771-9952
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 15, 2021, on March 12, 2021, RumbleOn, Inc. (the “Company” or “RumbleOn”) entered into a Plan of Merger and Equity Purchase Agreement (the “Agreement”) with RO Merger Sub I, Inc., an Arizona corporation and wholly owned subsidiary of the Company (“Merger Sub I”), RO Merger Sub II, Inc., an Arizona corporation and wholly owned subsidiary of the Company (“Merger Sub II”), RO Merger Sub III, Inc., an Arizona corporation and wholly owned subsidiary of the Company (“Merger Sub III”), RO Merger Sub IV, Inc., an Arizona corporation and wholly owned subsidiary of the Company (“Merger Sub IV,” and together with Merger Sub I, Merger Sub II, and Merger Sub III, the “Merger Subs”), C&W Motors, Inc., an Arizona corporation, Metro Motorcycle, Inc., an Arizona corporation, Tucson Motorcycles, Inc., an Arizona corporation, and Tucson Motorsports, Inc., an Arizona corporation, William Coulter, an individual (“Coulter”), Mark Tkach, an individual (“Tkach” and together with Coulter, the “Principal Owners”), and certain other persons who own equity interests in the Acquired Companies (as defined in the Agreement) and execute a Seller Joinder (as defined in the Agreement) (together with the Principal Owners, the “Sellers” and each, a “Seller”), and Tkach, as the representative of the Sellers. The Acquired Companies own and operate powersports retail dealerships under the RideNow brand which include sales, financing, and parts and service of new and used motorcycles, ATVs, UTVs, scooters, side by sides, sport bikes, cruisers, watercraft, and other vehicles and ancillary businesses and activities relating thereto.

The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, (i) the Company will acquire all of the equity interests (the “Equity Purchases”) in the Transferred Entities (as defined in the Agreement), (ii) Merger Sub I will merge with and into C&W Motors, Inc., with C&W Motors, Inc. continuing as a surviving corporation, (iii) Merger Sub II will merge with and into Metro Motorcycle, Inc., with Metro Motorcycle, Inc. continuing as a surviving corporation, (iv) Merger Sub III will merge with and into Tucson Motorcycles, Inc., with Tucson Motorcycles, Inc. continuing as a surviving corporation, and (v) Merger Sub IV will merge with and into Tucson Motorsports, Inc., with Tucson Motorsports, Inc. continuing as a surviving corporation, in each case under the laws of the State of Arizona and each as a wholly-owned subsidiary of the Company (the “Mergers”). The Equity Purchases and the Mergers will result in the acquisition from the Sellers of up to 46 Acquired Companies (the “Transaction”). The Transaction is expected to close in the second or third quarter of 2021.

Each of the Company, the Merger Subs, and the Sellers has provided customary representations, warranties and covenants in the Agreement. The completion of the Transaction is subject to various closing conditions, including (a) the making of all filings and other notifications required to be made under any Antitrust Law (as defined in the Agreement) for the consummation of the Transaction, the expiration or termination of all waiting periods relating thereto, and the receipt of all clearances, authorizations, actions, non-actions, or other consents required from a governmental authority under any Antitrust Law for the consummation of the Transaction, (b) performance in all respects by each party of its covenants and agreements, (c) the Company obtaining stockholder approval of the Transaction and related matters, (d) the shares of Class B Common Stock to be issued in connection with the Transaction being approved for listing on Nasdaq, and (e) the receipt of consent to the Transaction from certain powersports manufacturers.

Certain RideNow minority equity holders are not initially parties to the Agreement and some of such minority holders have rights of first refusal (“ROFR”) with respect to the RideNow entity in which they own a stake.  If any of these equity holders either decide not to sell their interests to the Company or to exercise their ROFR, RumbleOn will not be able to acquire all of the Equity Interests of the Acquired Companies, or in certain cases any interests in an Acquired Company, and the consideration payable therefor in the Transaction will be correspondingly reduced. RideNow anticipates that all minority owners will participate in the Transaction and that no minority owners will exercise their ROFR, but there is no assurance this will occur.

Item 1.01.
Entry into a Material Definitive Agreement.

On April 8, 2021, the Company and its subsidiary, Next Gen Pro, LLC, amended and restated its secured promissory note with BRF Finance Co., LLC an affiliate of B. Riley Securities, Inc., dated March 12, 2021, pursuant to which BRF Finance previously loaned the Company $2,500,000 (the “Amended and Restated Note”). Pursuant to the Amended and Restated Note, the note matures on the earlier of September 30, 2021 or, after May 1, 2021, upon the issuance of debt or equity in the aggregate amount of $2,650,000 or more. A copy of the Amended and Restated Note is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 1.01 above is incorporated herein by reference.

Item 8.01	Other Events

The Company is filing this Current Report on Form 8-K to disclose (i) the audited combined financial statements of RideNow Group and Affiliates for the years ended December 31, 2020 and December 31, 2019, (ii) the audited combined financial statements of RideNow Group and Affiliates for the years ended December 31, 2019 and December 31, 2018 and (iii) the unaudited pro forma condensed combined financial statements (and related notes) of the Company as of and for the year ended December 31, 2020. The unaudited pro forma condensed combined financial statements are based on the Company’s audited historical consolidated financial statements and RideNow Group and Affiliates’s audited historical combined financial statements as adjusted to give effect to the Company’s acquisition of RideNow and the related financing transactions. The unaudited pro forma condensed combined balance sheet as of December 31, 2020 gives effect to these transactions as if they occurred on December 31, 2020. The unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2020 give effect to these transactions as if they occurred on January 1, 2020.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Secured Promisorry Note, dated April 8, 2021.
23.1	Consent of Dixon Hughes Goodman LLP
99.1	The audited combined financial statements of RideNow Group and Affiliates for the years ended December 31, 2020 and December 31, 2019
99.2	The audited combined financial statements of RideNow Group and Affiliates for the years ended December 31, 2019 and December 31, 2018
99.3	The unaudited pro forma condensed combined financial statements (and related notes) of the RumbleOn, Inc. as of and for the year ended December 31, 2020

Additional Information about the Transaction and Where to Find It

In connection with the Transaction, RumbleOn intends to file relevant materials with the SEC, including a preliminary proxy statement, and when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, RumbleOn will mail the definitive proxy statement and a proxy card to each RumbleOn stockholder entitled to vote at the meeting of stockholders relating to the Transaction. INVESTORS AND STOCKHOLDERS OF RUMBLEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT RUMBLEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUMBLEON, RIDENOW, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by RumbleOn with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting RumbleOn's investor relations section at www.rumbleon.com. The information contained on, or that may be accessed through, the websites referenced in this report is not incorporated by reference into, and is not a part of, this report.

Participants in the Solicitation

RumbleOn and its directors and executive officers may be deemed participants in the solicitation of proxies from RumbleOn’s stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in RumbleOn will be included in the proxy statement for the proposed business combination and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement relating to the Transaction when available. Information about RumbleOn’s directors and executive officers and their ownership of RumbleOn’s common stock is set forth in RumbleOn’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 31, 2021. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement relating to the Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RideNow and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of RumbleOn in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement relating to the Transaction.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law.

 Forward Looking Statements

Certain statements made in this report are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook”, and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this report regarding the Transaction, including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including estimates for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RumbleOn's control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Transaction; (2) the failure to obtain debt and equity financing required to complete the Transaction; (3) failure to obtain the OEM approvals; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of RumbleOn, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (5) the impact of COVID-19 pandemic on RumbleOn's business and/or the ability of the parties to complete the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain its key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) risks relating to the uncertainty of the pro forma financial information with respect to the combined company; and (11) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the SEC relating to the Transaction, including those under “Risk Factors” therein, and in RumbleOn's other filings with the SEC. RumbleOn cautions that the foregoing list of factors is not exclusive. RumbleOn cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RumbleOn does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither RumbleOn nor RideNow gives any assurance that after the Transaction the combined company will achieve its expectations.

Without limiting the foregoing, the inclusion of the financial projections in this report should not be regarded as an indication that RumbleOn considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither RumbleOn’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that RumbleOn’s management believes are reasonable, RumbleOn provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: April 8, 2021	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer